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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) JANUARY 14, 2000

                             UFP TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           1-12648                                        04-2314970
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 (Commission File Number)                  (I.R.S. Employer Identification No.)

  172 East Main Street, Georgetown, MA                     01833
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(Address of Principal Executive Offices)                (Zip Code)

                                 (978) 352-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On January 14, 2000, the Registrant acquired 100% of the issued and outstanding shares of capital stock of Simco Industries, Inc. ("Simco"). The aggregate purchase price for the stock of Simco consisted of approximately $5,838,000 in cash, subject to adjustment pending the completion of a post-closing review of the assets of Simco, and up to an additional $1,500,000 in cash to be paid in the event certain performance criteria are met during a twenty-four month earnout period (the "Purchase Price"). The entire Purchase Price was paid using the proceeds of financing obtained through Citizens Bank.

         The terms of the stock purchase are more fully described in the Stock Purchase Agreement dated as of January 14, 2000 (the "Stock Purchase Agreement"), by and among the Registrant, Simco and Louis Simon, individually and as trustee; David L. Simon, individually and as trustee; and Lisa L. Fuller, as trustee (together the "Selling Stockholders"). Under the Stock Purchase Agreement, $450,000 of the Purchase Price is being held in escrow as security for claims for indemnification by the Registrant against the Selling Stockholders. The terms of this transaction and the consideration received by the Selling Stockholders were as a result of arm's length negotiations between representatives of Simco, the Selling Stockholders and the Registrant.

 ITEM 7.  EXHIBITS.

         2.01 Stock Purchase Agreement dated January 14, 2000, relating to the acquisition of the stock of Simco Industries, Inc., by the registrant.

                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UFP TECHNOLOGIES, INC.

Date: January 28, 2000                       By: /s/ Ronald J. Lataille
                                                -------------------------------
                                                     Ronald J. Lataille

                                                  VICE PRESIDENT, TREASURER AND
                                                  CHIEF FINANCIAL OFFICER

                                      -3-

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                                  EXHIBIT INDEX

  Exhibit No.                                       Description
     2.01        Stock Purchase Agreement dated January 14, 2000, relating to the acquisition of the stock of Simco Industries, Inc., by the registrant.